FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     This First Amendment to Second Amended and Restated Credit Agreement (this "Amendment"), dated as of September 4, 1998, is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the "Borrower"), each Bank (as defined in the Credit Agreement), BANKERS TRUST COMPANY, individually, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and as an issuing bank, CIBC INC., individually and as Syndication Agent (in such capacity together with its successors and assigns, the "Syndication Agent"), and PARIBAS, a French bank acting through its Houston Agency, individually, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), and as documentation agent (in such capacity, together with its successors in such capacity, the "Documentation Agent").

                                    RECITALS:

     WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Syndication Agent, and the Documentation Agent entered into that certain Second Amended and Restated Credit Agreement dated as of June 1, 1998 (the "Credit Agreement") pursuant to which the Banks have agreed to revolving credit loans available to the Borrower under the terms and provisions stated therein; and

     WHEREAS, the Borrower has requested that the Banks and the Agents amend the Credit Agreement to (i) permit certain stock repurchases and (ii) add a Permitted Lien basket for purchase money and certain other Liens; and

     WHEREAS, the Banks and the Agents are willing to amend the Credit Agreement and otherwise agree as hereinafter provided: and

     WHEREAS, the Borrower, the Banks and the Agents now desire to amend the Credit Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

     Section 2.1 Amendment to Section 10.2. Section 10.2 is amended by relettering existing clauses (k) and (l) as (m) and (n), respectively, and by adding thereto two new clauses, lettered (k) and (l), reading as follows:

                  "(k) Liens to secure the purchase price of Property (other than Oil and Gas Properties) acquired or held by Borrower or its Subsidiaries, as applicable, in the ordinary course of business securing Debt incurred or assumed for the purposes of financing all or a part of the cost of acquiring such Property; provided that any such Lien attaches to such Property concurrently with or within 30 days of the acquisition thereof, does not attach to any Property other than the Property for which such purchase money Debt was incurred, and the principal amount of the Debt secured by any such purchase money Liens and Liens permitted under Section 10.2(l) does not exceed the Debt permitted in Section 10.1(k);




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                  "(l) other Liens on specified Property (other than Oil and Gas
         Properties) to secure Debt permitted under Section 10.1(k);"



     Section 2.2 Amendment to Section 10.4. Section 10.4 is amended by deleting the word "and" from the exceptions found therein and by adding to the exceptions a new clause reading as follows:

         "and (iii) repurchase of shares of common stock of the Borrower subject to the following express conditions: (a) the cost thereof shall not exceed $4,000,000 in the aggregate, (b) the number of shares repurchased shall not exceed 1,000,000 in the aggregate and (c) all repurchases must be completed by April 30, 1999 (unless extended for an additional six-month period with the approval of the Majority Banks)."


                                   ARTICLE III

                              Conditions Precedent

     Section 3.1 Necessary Documentation. This Amendment shall be effective when the Agent shall have received this Amendment and the Acknowledgment of Guarantors executed by all parties.

     Section 3.2 Representations and Warranties. All representations and warranties contained in the Credit Agreement shall be true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of such date.

     Section 3.3 Additional Documentation. The Agents shall have such additional approvals, opinions or documents as the Agents or their counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                   ARTICLE IV

                                  Miscellaneous

     Section 4.1 Ratifications, Representations and Warranties. Except as expressly modified and superceded by this Amendment, the terms and provisions of the Credit Agreement and other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. The Borrower, the Banks and the Agents agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 4.2 Reference to the Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 4.3 Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 14.1 of the Credit Agreement.


     Section 4.4 Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

     Section 4.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York.

     Section 4.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Banks, the Agents and the Borrower and their respective successors and assigns.

     Section 4.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

     Section 4.8 Headings. The headings, captions, and arrangements used in the Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.9 NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                [Balance of this page intentionally left blank.]





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     EXECUTED as of the day and year first above written.


     BORROWER:

     MAGNUM HUNTER RESOURCES, INC.



     By: ______________________________________________
         Chris Tong
         Senior Vice President and Chief Financial Officer


     ADMINISTRATIVE AGENT:

     BANKERS TRUST COMPANY



     By: ______________________________________________
         Marcus  M.  Tarkington
         Principal


     SYNDICATION AGENT:

     CIBC INC.



     By: ______________________________________________
         Robin W. Elliott
         Authorized Signatory


     DOCUMENTATION AGENT AND COLLATERAL AGENT:

     PARIBAS



     By: ______________________________________________
         Brian M. Malone
         Director

     -and-


     By:  ______________________________________________
          Michael H. Fiuzat
          Vice President

     ISSUING BANK:

     BANKERS TRUST COMPANY



     By: ______________________________________________
         Marcus M. Tarkington, Principal


     BANKS:

     BANKERS TRUST COMPANY


     By: ______________________________________________
         Marcus M. Tarkington, Principal


     CIBC INC.



     By: ______________________________________________
         Robin W. Elliott, Authorized Signatory


     PARIBAS


     By: ______________________________________________
         Brian M. Malone, Director

     -and-


     By: ______________________________________________
         Michael H. Fiuzat, Vice President


     TORONTO DOMINION (TEXAS) INC.



     By: ______________________________________________


     WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION



     By: ______________________________________________
         Charles D. Kirkham, Vice President

                          ACKNOWLEDGEMENT BY GUARANTORS

     Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of the First Amendment, (ii) confirms and ratifies the terms of the Second Amended and Restated Subsidiary Guaranty, (iii) acknowledges and agrees that its consent is not required for the effectiveness of the First Amendment and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Credit Documents and (c) it has reviewed a copy of the First Amendment.


     Executed as of September 11, 1998.


     GUARANTORS:

     HUNTER GAS  GATHERING,  INC.
     GRUY  PETROLEUM  MANAGEMENT  CO.
     MAGNUM HUNTER PRODUCTION, INC.
     CONMAG ENERGY CORPORATION
     RAMPART PETROLEUM, INC.



     By:   _______________________________________
           Chris  Tong
           Senior Vice President and Chief Financial Officer